UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 28, 2012

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On November 28, 2012, the Board of Directors of Abbott Laboratories (“Abbott”) approved the separation of Abbott’s research-based pharmaceuticals business through the distribution of 100% of the outstanding common stock of AbbVie Inc., a wholly owned subsidiary of Abbott (“AbbVie”), to Abbott’s shareholders (the “Separation and Distribution”).  To consummate the Separation and Distribution, the Board of Directors declared a pro rata dividend of AbbVie common stock, which is expected to be made at 12:01 a.m. on January 1, 2013 to Abbott’s shareholders of record as of the close of business on December 12, 2012 (the “Record Date”).  Each Abbott shareholder as of the Record Date will receive one (1) share of AbbVie common stock for every share of Abbott common stock held at the close of business on the Record Date.  Shareholders will receive cash in lieu of fractional shares of AbbVie common stock.  The Separation and Distribution is subject to the satisfaction or waiver of certain conditions.

Following the Separation and Distribution, AbbVie will be an independent, publicly traded company, and Abbott will not retain any equity interest in AbbVie.

The press release announcing certain details of the Separation and Distribution is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Some statements in this Form 8-K may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995, including the planned separation of Abbott’s research-based pharmaceutical company from its diversified medical products businesses.  Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Item 1A, “Risk Factors,” to Abbott’s Annual Report on Securities and Exchange Commission Form 10-K for the year ended Dec. 31, 2011 and in Item 1A, “Risk Factors,” to Abbott’s quarterly reports on Securities and Exchange Commission Form 10-Q for the quarters ended September 30, 2012 and June 30, 2012, which sections are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by applicable law.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by Abbott Laboratories on November 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: November 28, 2012	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release issued by Abbott Laboratories on November 28, 2012